OraSure Technologies, Inc. STRATEGIC PARTNERSHIP & INVESTMENT IN SAPPHIROS JANUARY 4, 2024 Exhibit 99.1

© 2024 OraSure Technologies, Inc. 2 This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to products, product development and manufacturing activities, the investment of OraSure Technologies, Inc. (the “OraSure”) in, and distribution relationship with, KKR Sapphiros, L.P. (together with its subsidiaries and related entities “Sapphiros”), revenue growth, cash flow, increasing margins and other matters. Words such as “expects,” “estimates,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. Forward-looking statements are not guarantees of future performance or results. Known and unknown factors that could cause actual performance or results to be materially different from those expressed or implied in these statements include, but are not limited to: Sapphiros’ and its related entities’ ability to seek and obtain regulatory approval for products in development; OraSure’s ability to satisfy customer demand; ability to reduce OraSure’s spending rate, capitalize on manufacturing efficiencies and drive profitable growth; ability to achieve the anticipated cost savings as a result of OraSure’s business restructuring; ability to market and sell products, whether through OraSure’s internal, direct sales force or third parties; impact of significant customer concentration in the genomics business; failure of distributors or other customers to meet purchase forecasts, historic purchase levels or minimum purchase requirements for OraSure’s products; ability to manufacture or have manufactured products in accordance with applicable specifications, performance standards and quality requirements; ability to obtain, and timing and cost of obtaining, necessary regulatory approvals for new products or new indications or applications for existing products; ability to comply with applicable regulatory requirements; ability to effectively resolve warning letters, audit observations and other findings or comments from the FDA or other regulators; the impact of the novel coronavirus (“COVID-19”) pandemic on OraSure’s business, supply chain, labor force, ability to successfully develop new products, validate the expanded use of existing collector products, receive necessary regulatory approvals and authorizations and commercialize such products for COVID-19 testing, and demand for OraSure’s COVID-19 testing products; changes in relationships, including disputes or disagreements, with strategic partners such as Sapphiros or other parties and reliance on strategic partners for the performance of critical activities under collaborative arrangements; ability to meet increased demand for OraSure’s products; impact of replacing distributors; inventory levels at distributors and other customers; ability of OraSure to achieve its financial and strategic objectives and continue to increase its revenues, including the ability to expand international sales and the ability to continue to reduce costs; impact of competitors, competing products and technology changes; reduction or deferral of public funding available to customers; competition from new or better technology or lower cost products; ability to develop, commercialize and market new products; market acceptance of oral fluid or urine testing, collection or other products; market acceptance and uptake of microbiome informatics, microbial genetics technology and related analytics services; changes in market acceptance of products based on product performance or other factors, including changes in testing guidelines, algorithms or other recommendations by the Centers for Disease Control and Prevention or other agencies; ability to fund research and development and other products and operations; ability to obtain and maintain new or existing product distribution channels; reliance on sole supply sources for critical products and components; availability of related products produced by third parties or products required for use of OraSure’s products; impact of contracting with the U.S. government; impact of negative economic conditions; ability to maintain sustained profitability; ability to utilize net operating loss carry forwards or other deferred tax assets; volatility of OraSure’s stock price; uncertainty relating to patent protection and potential patent infringement claims; uncertainty and costs of litigation relating to patents and other intellectual property; availability of licenses to patents or other technology; ability to enter into international manufacturing agreements; obstacles to international marketing and manufacturing of products; ability to sell products internationally, including the impact of changes in international funding sources and testing algorithms; adverse movements in foreign currency exchange rates; loss or impairment of sources of capital; ability to attract and retain qualified personnel; exposure to product liability and other types of litigation; changes in international, federal or state laws and regulations; customer consolidations and inventory practices; equipment failures and ability to obtain needed raw materials and components; cybersecurity breaches or other attacks involving OraSure’s systems or those of OraSure’s third-party contractors and IT service providers; the impact of terrorist attacks, civil unrest, hostilities and war; and general political, business and economic conditions, including inflationary pressures and banking stability. These and other factors that could affect OraSure’s results are discussed more fully in OraSure’s filings with the Securities and Exchange Commission (the “SEC”), including OraSure’s registration statements, Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q, and other filings with the SEC. Although forward-looking statements help to provide information about future prospects, readers should keep in mind that forward-looking statements may not be reliable. Readers are cautioned not to place undue reliance on the forward-looking statements. The forward-looking statements are made as of the date of this presentation and OraSure undertakes no duty to update these statements. Forward-Looking Statement

© 2024 OraSure Technologies, Inc. 3 Executive Summary Strategic Alignment • OTI enters strategic relationship with Sapphiros, securing exclusive distribution rights to a select portfolio of key products in development that address opportunities and needs in our current portfolio o Sample management solutions: self-collected, small-volume blood o Diagnostics: visual lateral flow, digital lateral flow, next-generation molecular diagnostics • Opportunity for co-funding and co-development of additional products • OTI investing $30M to lead Sapphiros' Series B funding round Transaction Overview • Strengthens our innovation pipeline and expands portfolio opportunities: o Expands Sample Management Solutions with new sample type - blood o Expands Diagnostics with new tests for infectious diseases, sexually transmitted infections, respiratory conditions & other diseases, as well as next-generation molecular diagnostics • Opens opportunities for new segments & customers with low-cost, highly scalable manufacturing • Leverages our strong customer relationships & commercial capabilities • Amplifies both companies’ opportunity to improve access, quality, & affordability of healthcare Notes: Reference to Sapphiros is intended to include its related companies unless the context requires otherwise. All products are subject to receipt of regulatory approvals in applicable markets.

© 2024 OraSure Technologies, Inc. 4 Strategic Transformation & Financial Impact Partnership with Sapphiros is expected to accelerate profitable growth • Sales of Sapphiros products are expected to add at least 2 percentage points of revenue growth for our Core business beginning in 2025 o Initial product for self-collected blood expected to launch later in 2024 … multiple additional products expected to launch in 2025 and beyond (subject to regulatory approvals) o OTI granted exclusive distribution rights for blood self-collection devices and diagnostic assays • Expected to be accretive to OraSure’s operating profit beginning in 2026 o Attractive margin for OTI due to our ability to leverage our existing infrastructure, capabilities & customer relationships o Modest amount of incremental SG&A by OTI needed in 2024-25 to successfully launch Sapphiros’ products Capital-efficient minority investment … flexibility for additional organic & inorganic innovation

© 2024 OraSure Technologies, Inc. 5 Aligned in Vision & Mission Transforming health through actionable insight: powering the shift that connects people to healthcare wherever they are Improving access, quality, and value of healthcare with innovation in effortless tests, sample management solutions & services Knowledge empowers us to navigate through life’s choices and decisions. With solutions that provide real-time, definitive results; at Sapphiros we work together to help global communities act on these insights with confidence Knowing Now Moves Us™

© 2024 OraSure Technologies, Inc. 6 Move to Point-of-Care & Home Testing Growth of Precision Medicine Healthcare Consumerism OraSure’s Imperatives Shared Focus on the Future of Healthcare

© 2024 OraSure Technologies, Inc. 7 Analytes (ex. proteins) Sample Types (ex. blood) Partnership with Sapphiros expected to expand our offerings with new sample type (blood) New & expanded offerings – sample types, analytes, applications & clearances Leading tools & chemistries to collect, stabilize, transport & store Comprehensive sample types / analytes / applications … preferred partner across market segments & geographies OTI Molecular Sample Management Solutions Sample collection & stabilization innovation drives access & discovery Applications (ex. liquid biopsy) OTI Portfolio - Sample Management Solutions Goal Clearances (ex. US FDA)

OTI Portfolio – Diagnostics

Partnership with Sapphiros accelerates our innovation pipeline with new tests & platforms

OTI Diagnostics

Actionable POC & self-testing increases affordability & access to care

- Broad array of infectious disease – respiratory & sexual health – assays, ex. COVID-19, HIV, HCV
- Substance abuse testing

Goal → **New offerings – more tests & next-gen platforms**


Increasing performance
Lateral flow diagnostics (LFDs) (visual & digital)
"Molecular-like" LFDs
POC molecular
Clinical lab molecular
Future
Current
Increasing cost & challenge to access

© 2024 OraSure Technologies, Inc.
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© 2024 OraSure Technologies, Inc. 9 Sapphiros Developing Multiple New Technology Platforms … Innovation spanning the value chain focused on low cost, high-performance solutions at scale o Key capabilities: Automated manufacturing is highly scalable, leverages printed electronics to produce extremely low-cost, sustainable tests and sample collection devices o Areas of focus: Self-collected blood & sample management solutions, rapid detection systems o Pipeline: Next-gen technologies aimed at delivering lab-quality diagnostic results at low cost Lateral flow diagnostics Sample management / patch devices Molecular diagnostics Biosensor diagnostics

© 2024 OraSure Technologies, Inc. 10 Sapphiros’ Innovation Builds upon OTI Strengths … Attractive Paths to Growth Sample Management • Self-collected blood Lateral Flow Diagnostics (Visual & Digital) • Low-cost infectious diseases … + others to unlock segments  Expanded portfolio of offerings  Customer synergies Near Term Expectations  Next generation diagnostics platform & sample management technologies Longer Term Expectations Molecular Diagnostics • Isothermal technology • Strong sensitivity • Infectious diseases Biosensor Diagnostics (Graphene) • Combination of sensitivity, speed, & physical size

© 2024 OraSure Technologies, Inc. 11 Public Health Clinical Settings Self-Testing OraSure’s ImperativesLeverages OTI’s Existing Commercial Strengths & Expands Opportunities in New & Existing Segments  Expands OTI’s portfolio of high-performance sample management solutions and diagnostic tests  Sapphiros’ product roadmap aligns with OTI’s capabilities in the areas of infectious disease, sexual health, and respiratory diseases  Sapphiros’ next-generation manufacturing capabilities complement OTI’s operational strengths to increase access to affordable innovation in growth markets

© 2024 OraSure Technologies, Inc. 12 Partnership with Sapphiros Supports Key Elements for Long-Term Success Key Elements Partnership Opportunities Product portfolio & pipeline • Comprehensive portfolio increases diversity & breadth of solutions spanning sample management & diagnostic testing • Low-cost, high performance, scalable manufacturing broadens access in new & existing market segments Platforms for the future • Provides access to future next-generation diagnostics, including molecular & molecular-like technologies • Co-funding & co-development opportunities for additional products Commercial fit • Technologies complement our core business & enable segment expansion • Leverages our strengths, including in distribution & customer relationships Financials • Expect meaningful contribution to long-term growth & profitability • Minority ownership stake - participates in Sapphiros’ success • Flexibility for further organic & inorganic investments Culture • Purpose-driven focus to improve global health access, quality, affordability • Highly motivated teams with track records of success